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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                F O R M  8 - K

                                CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT ................................ NOVEMBER 18, 1998

                           DOMINGUEZ SERVICES CORPORATION
 ................................................................................
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          CALIFORNIA                    0-18677                   33-0391161
 ................................................................................
 (STATE OF OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

    21718 SOUTH ALAMEDA STREET, LONG BEACH, CALIFORNIA             90810
 ................................................................................
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE.............(310) 834-2625


 ................................................................................
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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                               ITEM 5.  OTHER EVENTS

On November 15, 1998, Registrant issued a press release announcing that on November 13, 1998, it had entered into an agreement to merge with California Water Service Group ("CWSG") and its wholly-owned subsidiary, California Water Service Company ("Subsidiary"). As set forth in the press release, Registrant will be merged (the "Merger") with and into Subsidiary, upon the agreed terms and conditions, and each then issued and outstanding share of Registrant's common stock will be converted into 1.18 shares of CWSG common stock. The consummation of the Merger is conditioned upon the satisfaction of certain conditions precedent, including approval by the California Public Utilities Commission and other regulatory approvals, receipt of certain assurances that the Merger will be accounted for as a polling-of-interests and will qualify as a tax free reorganization, and approval by Registrant's shareholders.

    ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(C)   Exhibits


      Exhibit Number         Description
      --------------         ------------
           99                Press Release issued by the Registrant on
                             November 15, 1998 announcing the proposed merger with California Water Service Group




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         DOMINGUEZ SERVICES CORPORATION
                         ------------------------------
                                  (Registrant)




Date: November 18, 1998         By:  /s/ John S. Tootle
                                    ---------------------------
                                    John S. Tootle
                                    CFO, Vice-President Finance



                                       2

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      Exhibit Number       Exhibit
     ---------------       -------
           99              Press Release dated November 15, 1998